Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baldwin & Lyons, Inc. (the "Company") on Form 10-Q for the quarterly period ending September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Joseph J. DeVito, Chief Executive Officer and President of the Company, and G. Patrick Corydon, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2014

  /s/ Joseph J. DeVito
 Joseph J. DeVito
 Chief Executive Officer and President

  /s/ G. Patrick Corydon
 G. Patrick Corydon
 Executive Vice President and Chief Financial Officer